EXHIBIT 1

                             Joint Filing Agreement


         Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to securities held by each of them in Seabulk International Inc.

Dated: April 22, 2002
                                     WEXFORD SPECTRUM INVESTORS LLC

                                     By:      /S/ ARTHUR H. AMRON
                                              -------------------
                                              Name:  Arthur H. Amron
                                              Title:   Vice President


                                     VALENTIS INVESTORS, LLC

                                     By:      /S/ ARTHUR H. AMRON
                                              -------------------
                                              Name:  Arthur H. Amron
                                              Title:   Vice President


                                     TAURUS INVESTORS LLC

                                     By:      /S/ ARTHUR H. AMRON
                                              -------------------
                                              Name:  Arthur H. Amron
                                              Title:   Vice President


                                     SOLITAIR CORP.

                                     By:      /S/ ARTHUR H. AMRON
                                              -------------------
                                              Name:  Arthur H. Amron
                                              Title:   Vice President

                                     WEXFORD CAPITAL LLC

                                     By:      /S/ ARTHUR H. AMRON
                                              -------------------
                                              Name:  Arthur H. Amron
                                              Title:   Principal and Secretary


                                     /S/ CHARLES E. DAVIDSON
                                     -----------------------
                                     CHARLES E. DAVIDSON


                                     /S/ JOSEPH M. JACOBS
                                     --------------------
                                     JOSEPH M. JACOBS

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